Exhibit 99.3

ELIGIBLE LENDER TRUST AGREEMENT

between

GOAL CAPITAL FUNDING, LLC

and

JPMORGAN CHASE BANK, N.A.

as Eligible Lender Trustee

Dated as of October 1, 2005

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TABLE OF CONTENTS

(continued)

		Page
ARTICLE V MISCELLANEOUS		12

Section 5.01.	Eligible Lender Trust Agreement Binding upon Successors or Assigns of Eligible Lender Trustee and Depositor	12

Section 5.02.	Effect of Legal Holidays	12

Section 5.03.	Partial Invalidity	12

Section 5.04.	Notices	13

Section 5.05.	Law and Place of Enforcement of Eligible Lender Trust Agreement; Construction	13

Section 5.06.	Consent to Jurisdiction	13

Section 5.07.	Effect of Article and Section Headings and Table of Contents	13

Section 5.08.	Amendments	13

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ELIGIBLE LENDER TRUST AGREEMENT

THIS ELIGIBLE LENDER TRUST AGREEMENT, dated as of October 1, 2005 (this “Eligible Lender Trust Agreement”), is entered into between GOAL CAPITAL FUNDING, LLC, a Delaware limited liability company (the “Depositor”), and JPMORGAN CHASE BANK, N.A., a national banking association organized and existing under the laws of the United States of America, not in its individual capacity but solely as eligible lender trustee (the “Eligible Lender Trustee”):

W I T N E S S E T H:

WHEREAS, the Depositor is conducting and administering a program of acquiring student loans incurred under the Higher Education Act (the “Program”); and

WHEREAS, certain contracts and agreements have been and will be entered into with the Secretary of Education and the Guarantee Agencies to provide an insurance or guarantee program for student loans incurred under the Higher Education Act; and

WHEREAS, the Guarantee Agencies have entered into agreements with the Secretary of Education for the payment by the Secretary of Education of amounts authorized to be paid pursuant to the Higher Education Act, including reimbursement of certain amounts to be paid upon certain defaulted student loans guaranteed by such Guarantee Agencies and interest subsidy payments to holders of loans guaranteed by such Guarantee Agencies; and

WHEREAS, upon the execution and delivery of this Eligible Lender Trust Agreement, the Eligible Lender Trustee will become the legal owner, and the Depositor shall be the beneficial owner, of various Financed Eligible Loans, and the Depositor will finance the acquisition of additional Eligible Loans which will become Financed Eligible Loans for which the Eligible Lender Trustee shall be the legal owner and the Depositor shall be the beneficial owner, all of which Financed Eligible Loans are anticipated to be sold to certain business and statutory trusts established, or to be established, by the Depositor or by an affiliate of the Depositor; and

WHEREAS, the Eligible Lender Trustee shall be legal owner of the Financed Eligible Loans and is an “eligible lender” under the Higher Education Act, and the Depositor shall be the beneficial owner of such Financed Eligible Loans;

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

ARTICLE I

DEFINITIONS AND INTENT OF THE PARTIES HERETO

Section 1.01. Definitions

“Consolidation Loan” means a Student Loan originated pursuant to Section 428C of the Higher Education Act.

“Counsel” means a person, or firm of which such a person is a member, authorized in any state or the District of Columbia to practice law.

“Depositor Representative” means those individuals authorized to act for Goal Financial, LLC, the manager of the Depositor as set forth in a list of Authorized Officers delivered by Goal Financial, LLC to the Eligible Lender Trustee, as such list may be amended from time to time by Goal Financial, LLC.

“Depositor Request,” “Depositor Order,” “Depositor Certificate” and “Depositor Consent” mean, respectively, a written request, order, certificate or consent signed in the name of the Depositor by a Depositor Representative and delivered to the Eligible Lender Trustee by overnight or same-day mail or courier, facsimile, telex, telegram or other electronic means or by hand delivery.

“Eligible Lender” means any “eligible lender,” as defined in the Higher Education Act, and which has received an eligible lender designation from the Secretary of Education or from the Guarantee Agency with respect to Eligible Loans.

“Eligible Loan” means a Student Loan which: (i) has been or will be made to a borrower for post-secondary education; (ii) is Guaranteed; and (iii) is an “eligible loan” as defined in Section 438 of the Higher Education Act for purposes of receiving Special Allowance Payments.

“Express Duties” means all duties of the Eligible Lender Trustee set forth herein, including, but not limited to, instructions of the Depositor set forth in Depositor Requests, Depositor Orders, Depositor Certificates and Depositor Consents.

“Federal Contracts” means, collectively, any agreement between any Guarantee Agency and the Secretary of Education providing for the payment by the Secretary of Education of amounts authorized to be paid pursuant to the Higher Education Act, including but not necessarily limited to reimbursement of amounts paid or payable upon defaulted Financed Eligible Loans and other student loans guaranteed by any Guarantee Agency and federal interest subsidy payments and Special Allowance Payments, if applicable, to holders of qualifying student loans guaranteed by any Guarantee Agency.

“Financed” means a Student Loan acquired by the Depositor or the Eligible Lender Trustee on behalf of the Depositor.

“Fiscal Year” means the fiscal year of the Depositor which presently begins January 1 of each year and ends December 31 of the following year.

“Guarantee” or “Guaranteed” means with respect to a Student Loan, the insurance or guarantee by a Guarantee Agency, to the extent provided in the Higher Education Act, of the principal of and accrued interest on such Student Loan, and the coverage of such Student Loan by one or more Federal Contracts providing, among other things, for reimbursement to the Guarantee Agency for losses incurred by it on defaulted Financed Student Loans insured or guaranteed by the Guarantee Agency to the extent provided in the Higher Education Act.

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“Guarantee Agency” means any state agency or private nonprofit institution or organization which has Federal Contracts in place and has entered into a Guarantee Agreement with the Eligible Lender Trustee, and any such guarantor’s successors and assigns.

“Guarantee Agreement” means the blanket guarantee and other guarantee agreements issued by or from any Guarantee Agency to the Eligible Lender Trustee for the purpose of Guaranteeing Student Loans to be Financed by the Depositor, and any amendment of any of the foregoing entered into in accordance with the provisions thereof.

“Higher Education Act” means Title IV, Parts B, F and G of the Higher Education Act of 1965, as amended or supplemented from time to time, and all regulations and guidelines promulgated thereunder.

“Interest Benefit Payments” means interest payments on Eligible Loans received pursuant to the Higher Education Act and an agreement with the federal government, or any similar payments.

“Lender” means any party from which the Depositor (or the Eligible Lender Trustee on behalf of the Depositor) acquires Financed Student Loans, which, in the case of Student Loans, must be an “eligible lender” (as defined in the Higher Education Act).

“Person” means any individual, corporation, partnership, joint venture, association, joint stock corporation, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Program” means the Depositor’s program for the purchase of Eligible Loans, as the same may be modified from time to time.

“Responsible Officer” when used with reference to the Eligible Lender Trustee, means any officer assigned to the corporate trust division (or any successor thereto) of the Eligible Lender Trustee, including any vice president, assistant vice president, trust officer, any assistant secretary, any trust officer or any other officer of the Eligible Lender Trustee customarily performing functions similar to those performed by any of the above designated officers, in each case having direct responsibility for the administration of this Eligible Lender Trust Agreement.

“Secretary of Education” means the Commissioner of Education and the Secretary of the United States Department of Education (who succeeded to the functions of the Commissioner of Education pursuant to the Department of Education Organization Act), or any successor to the functions thereof under the Higher Education Act.

“Servicer” shall mean Great Lakes Educational Loan Services, Inc., as a servicer of the Financed Student Loans, ACS Education Services, Inc., as a servicer of the Financed Student Loans, and any other loan servicer which has entered into a Servicing Agreement with the Depositor, and any successors and assigns.

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“Servicing Agreement” shall mean the Federal Family Education Loan Program Consolidation Loan Servicing Agreement dated as of October 1, 2005, between the Depositor and Great Lakes Educational Loan Services, Inc., the Student Loan Servicing Agreement, dated as of October 1, 2005, between the Depositor and ACS Education Services, Inc. and any other servicing agreement entered into between the Depositor and a Servicer, each as amended and supplemented.

“Special Allowance Payments” means special allowance payments authorized to be made by the Secretary of Education by Section 438 of the Higher Education Act, or similar allowances authorized from time to time by federal law or regulation.

“State” means the State of New York.

“Student Loan” means a loan to a borrower for or in connection with post-secondary education, bar preparation expenses or medical residency expenses made pursuant to the Higher Education Act.

“Trustee Guarantee Agreement” means the Eligible Lender Trustee’s Guarantee Agreement with each Guarantee Agency with respect to the Financed Eligible Loans.

Section 1.02. Intent of the Parties Hereto. This Eligible Lender Trust Agreement and all documents, agreements, understandings and arrangements relating to this Eligible Lender Trust Agreement which are executed by the Eligible Lender Trustee have been executed by the Eligible Lender Trustee solely for the purpose of having the legal title to the Financed Eligible Loans held by an “eligible lender” under the Higher Education Act, and the Depositor hereby agrees that the Eligible Lender Trustee shall be accorded appropriate protection for its limited role herein pursuant to the indemnity herein and that the Eligible Lender Trustee (its officers, directors, employees and agents) shall not have any liability thereunder or hereunder except as expressly set forth herein, including, without limitation, liability which may be incurred as a result of actions or inactions of the Depositor and any Servicer, subject to the terms of applicable laws, rules and regulations. The Depositor agrees that it will not seek recourse or commence any action against the Eligible Lender Trustee (or its officers, directors, employees or agents) or any of their personal assets for the performance or payment of any obligation thereunder or hereunder; provided that the Eligible Lender Trustee shall be liable for its negligence and willful misconduct in the performance of its Express Duties hereunder. The parties hereto intend that this Eligible Lender Trust Agreement is for their benefit only and not for the benefit of any third party. The parties hereto agree that each and every provision of this Eligible Lender Trust Agreement is subject to this paragraph.

ARTICLE II

ACQUISITION OF ELIGIBLE LOANS

Section 2.01. Acquisition. The Eligible Lender Trustee shall, from time to time, acquire Eligible Loans upon receipt of a Depositor Request with funds provided to the Eligible Lender Trustee. The Eligible Lender Trustee will hold legal title to such Financed Eligible Loans in

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trust hereunder for the sole benefit of the Depositor. The Depositor shall direct the Eligible Lender Trustee to acquire only Eligible Loans that are Guaranteed by a Guarantee Agency with respect to which the Eligible Lender Trustee has entered into a Trustee Guarantee Agreement. The Eligible Lender Trustee shall, to the extent it has such knowledge within its corporate trust department, notify the Depositor with respect to rejections and repurchases of such Financed Eligible Loans.

Section 2.02. Revocation and Termination. Subject to Section 4.10 hereof, the Depositor may, by Depositor Order delivered to the Eligible Lender Trustee, revoke this Eligible Lender Trust Agreement in whole or in part. Upon receipt of such Depositor Order, the Eligible Lender Trustee shall transfer to the order of the Depositor all amounts held hereunder, and the trust created hereby shall thereupon terminate (except that the obligations of the Depositor under Section 4.05 hereof shall survive such termination).

ARTICLE III

COVENANTS

Section 3.01. Administration. The Depositor shall cause the Financed Eligible Loans to be administered so as to allow the Eligible Lender Trustee to obtain the benefits of the Trustee Guarantee Agreements and Federal Contracts and the right to receive Interest Benefit Payments and Special Allowance Payments with respect to Financed Eligible Loans. The Eligible Lender Trustee shall have no liability for actions taken at the direction of the Depositor. The Eligible Lender Trustee shall have no liability for any action or inaction hereunder, except for its negligence or willful misconduct in the performance of its Express Duties hereunder. The Eligible Lender Trustee shall not be responsible for any action or inaction of the Depositor or any Servicer under this Eligible Lender Trust Agreement. Except as specifically set forth herein, the Eligible Lender Trustee shall have no obligation to administer, service or collect the Financed Eligible Loans or to maintain or monitor the administration, servicing or collection of the Financed Eligible Loans.

Section 3.02. Enforcement of the Trustee Guarantee Agreements. The Depositor will be responsible for dealing with the Guarantee Agencies with respect to the rights, benefits and obligations under Trustee Guarantee Agreements as they relate to Financed Eligible Loans.

Section 3.03. Assignment of Eligible Loans; Collection of Payments With Respect to Eligible Loans. The Depositor shall diligently or cause a Servicer to diligently make every effort to make claim for and to collect all principal and interest payments on all the Financed Eligible Loans, all grants, subsidies, donations, insurance payments, Interest Benefit Payments and Special Allowance Payments relating to Financed Eligible Loans and all Guarantee payments on defaulted Financed Eligible Loans with respect to Financed Eligible Loans. The Depositor shall cause the Servicer to assign such Financed Eligible Loans for payment of Guarantee benefits at the earliest practicable date permitted under applicable law and regulations. The Depositor will comply with all statutes, rules and regulations which apply to its Program and to the Financed Eligible Loans.

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The Depositor shall take all reasonable actions within its power to cause the Secretary of Education to make all Interest Benefit Payments and Special Allowance Payments with respect to the Financed Eligible Loans, all payments to be made with respect to the Financed Eligible Loans by the obligors thereof and all payments to be made under Guarantees of Financed Eligible Loans.

Section 3.04. Enforcement of Financed Eligible Loans. The Depositor shall cause to be diligently enforced, and shall cause to be taken all reasonable steps, actions and proceedings necessary or appropriate for the enforcement of all terms, covenants and conditions of all Financed Eligible Loans and agreements in connection therewith, including the prompt payment of all principal and interest payments and all other amounts due thereunder.

Section 3.05. Enforcement of Servicing Agreements. The Depositor shall cause to be diligently enforced, and shall cause to be taken all reasonable steps, actions and proceedings necessary or appropriate for the enforcement of all terms, covenants and conditions of all Servicing Agreements, including the prompt payment of all principal and interest payments and all other amounts due thereunder, including all grants, subsidies, donations, insurance payments, Interest Benefit Payments and Special Allowance Payments on Financed Eligible Loans, and all Guarantee payments on defaulted Financed Eligible Loans.

Section 3.06. Authority of Eligible Lender Trustee. Notwithstanding anything herein, the Eligible Lender Trustee has any and all power, right and authority, where permitted by law and regulation, to realize on any Guarantee of the Financed Eligible Loans under the Trustee Guarantee Agreement.

Section 3.07. Power of Attorney to Depositor. The Eligible Lender Trustee hereby does make, constitute and appoint the Depositor as its true and lawful agent and attorney for it and in its name, place and stead, from time to time, at all times until this Eligible Lender Trust Agreement is terminated, to exercise and enforce the rights of the Eligible Lender Trustee to make claim for and collect all payments due on Financed Eligible Loans pursuant to Section 3.03 hereof and the Depositor does hereby accept such appointment to exercise and enforce such rights.

ARTICLE IV

CONCERNING THE ELIGIBLE LENDER TRUSTEE

Section 4.01. Acceptance of the Trusts. The Depositor hereby appoints the Eligible Lender Trustee to act as its “eligible lender trustee” to hold legal title to the Financed Eligible Loans pursuant to the Higher Education Act and this Eligible Lender Trust Agreement. The Eligible Lender Trustee shall hold legal title to the Financed Eligible Loans, for the benefit of the Depositor pursuant to the Higher Education Act and this Eligible Lender Trust Agreement. The Eligible Lender Trustee hereby accepts the trusts granted to it by this Eligible Lender Trust Agreement and agrees to perform said trusts, but only upon and subject to the following express terms and conditions:

(a) The Eligible Lender Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Eligible Lender Trust Agreement, and no implied covenants or obligations shall be read into this Eligible Lender Trust Agreement against the Eligible Lender Trustee.

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(b) In the absence of bad faith on its part, the Eligible Lender Trustee may conclusively rely upon, as to the truth of the statements and the correctness of the opinions expressed therein, certificates, opinions, resolutions, statements, reports or other documents furnished to the Eligible Lender Trustee and conforming to the requirements of this Eligible Lender Trust Agreement and the Eligible Lender Trustee shall not be responsible for the accuracy of any such certificates, opinions, resolutions, statements, reports or other documents; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Eligible Lender Trustee, the Eligible Lender Trustee shall be under a duty to examine the same to determine whether or not they conform as to form with the requirements of this Eligible Lender Trust Agreement and whether or not they contain the statements required under this Eligible Lender Trust Agreement.

(c) The Eligible Lender Trustee shall not be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Eligible Lender Trustee, unless it shall be proved that the Eligible Lender Trustee was negligent in ascertaining the pertinent facts.

(d) The Eligible Lender Trustee shall not be required to expend any of its own funds or otherwise incur financial responsibility in connection with this Eligible Lender Trust Agreement or its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(e) The right of the Eligible Lender Trustee to perform any discretionary act enumerated in this Eligible Lender Trust Agreement shall not be construed as a duty, and the Eligible Lender Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

(f) The Eligible Lender Trustee shall not be required to give any bond or surety in respect of the execution of said trusts and powers or otherwise in respect of the premises.

Section 4.02. Recitals of Others. The recitals, statements, and representations of the Depositor set forth herein shall be taken as the statements of the Depositor, and the Eligible Lender Trustee assumes no responsibility for the correctness of the same or for inquiring with respect thereto. The Eligible Lender Trustee makes no representations as to the title of the Depositor in Financed Eligible Loans, and the Eligible Lender Trustee shall incur no responsibility in respect of such matters.

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Section 4.03. Taxes. The Eligible Lender Trustee shall not be liable for failure of the Depositor to pay any tax or taxes in respect of any property, or any part thereof, or the income therefrom or otherwise, nor shall the Eligible Lender Trustee be under any duty in respect of any tax which may be assessed against it in respect of such property or the Financed Eligible Loans.

Section 4.04. Eligible Lender Trustee May Act Through Agents. The Eligible Lender Trustee may execute any of the trusts or powers hereof and perform any duty hereunder, either itself or by or through its attorneys, agents, or employees, and it shall not be answerable or accountable for any default, neglect, or misconduct of any such attorneys, agents, or employees, if reasonable care has been exercised in the appointment, supervision, and monitoring of the work performed.

Section 4.05. Indemnification of Eligible Lender Trustee. The Depositor agrees to indemnify the Eligible Lender Trustee for, and to hold it harmless against, any loss, liability, or expenses incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Eligible Lender Trust Agreement (including without limitation any such losses, liability or expenses arising from a breach of a Lender representation, warranty or covenant in any Servicing Agreement or Trustee Guarantee Agreement), including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

Such indemnification by the Depositor shall survive the termination of this Eligible Lender Trust Agreement and/or the resignation or removal of the Eligible Lender Trustee and shall include, without limitation, any loss, liability, expense or advance incurred or made by the Eligible Lender Trustee as a result of the acts or omissions of the Depositor or any servicer in the servicing of any of the Eligible Loans.

Section 4.06. Eligible Lender Trustee’s Right to Reliance. The Eligible Lender Trustee may rely on and shall be protected in acting or refraining from acting, as the case may be, in accordance with any notice, resolution, request, consent, order, certificate, report, appraisal, opinion, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Eligible Lender Trustee may, whenever it determines in good faith that it must seek further determination or interpretation of any matters hereunder, consult with experts and with counsel (who may be counsel for the Depositor or the Eligible Lender Trustee), and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted to be taken or suffered, as the case may be, and in respect of any determination made by it hereunder in good faith and in accordance with the opinion of such counsel.

Whenever in the administration hereof the Eligible Lender Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Eligible Lender Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a certificate signed by a Depositor Representative; provided, however, that the Eligible Lender Trustee may not delay any action required hereunder because the Eligible Lender Trustee has failed to receive such certificate.

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The Eligible Lender Trustee shall not be liable for any action taken, suffered, or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it hereby or at the direction of the Depositor; provided, however, that the Eligible Lender Trustee shall be liable for its negligence or willful misconduct in taking such action.

The Eligible Lender Trustee is authorized to sell, assign, transfer, convey or repurchase Eligible Loans in accordance with this Eligible Lender Trust Agreement, provided that no such Eligible Loan may be sold, assigned, transferred, or conveyed to any Person who is not an “eligible lender” under the Higher Education Act. The Eligible Lender Trustee is further authorized to enter into agreements with other Persons, in its capacity as Eligible Lender Trustee, in order to carry out or implement the terms and provisions of this Eligible Lender Trust Agreement.

Section 4.07. Compensation of Eligible Lender Trustee. The Depositor shall pay to the Eligible Lender Trustee from time to time reasonable compensation for all services, reasonable expenses (including Counsel fees), charges and other disbursements incurred in and about the administration and execution of this Eligible Lender Trust Agreement. The Eligible Lender Trustee may not change the amount of its annual compensation with respect to this Eligible Lender Trust Agreement without giving the Depositor at least 90 days’ written notice prior to the beginning of a Fiscal Year. The obligations of the Depositor under this Section shall survive the resignation or removal of the Eligible Lender Trustee.

Section 4.08. Eligible Lender Trustee Eligibility.

(a) There shall at all times be an Eligible Lender Trustee hereunder which shall be a corporation or national banking association organized and doing business under the laws of the United States of America or of any state thereof, authorized under such laws to exercise corporate trust powers and shall be an Eligible Lender under the Higher Education Act and the regulations of any Guarantee Agency and acceptable to the Depositor.

(b) The Eligible Lender Trustee, by the execution hereof, covenants, represents and agrees that:

(1) it is an Eligible Lender as defined in the Higher Education Act and has received an Eligible Lender designation and that it will remain an Eligible Lender;

(2) it shall use eligible lender number, 834226, which shall be the Eligible Lender Trustee’s eligible lender number for Financed Eligible Loans which it owns as legal owner for the Depositor as beneficial owner hereunder; and

(3) it shall be responsible for the preservation of the supporting documents submitted to and received by it relating to Financed Eligible Loans, if any; provided, however, that the separate Servicer of the Financed Eligible Loans shall be responsible for such preservation of the Financed Eligible Loans and supporting documents in accordance with the Custodian Agreements to the extent and during the period that the Servicer holds such documents.

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(c) the parties hereto recognize that the Eligible Lender Trustee has contractual obligations with the Guarantee Agency which must be maintained and preserved in order for the Eligible Lender Trustee to remain as Eligible Lender Trustee, and the Eligible Lender Trustee agrees to maintain the same.

Section 4.09. Resignation of Eligible Lender Trustee. The Eligible Lender Trustee and any successor to the Eligible Lender Trustee may resign and be discharged from the trust created by this Eligible Lender Trust Agreement by giving to the Depositor notice in writing which notice shall specify the date on which such resignation is to take effect; provided, however, that such resignation shall only take effect on the day specified in such notice if a successor Eligible Lender Trustee shall have been appointed pursuant to Section 4.11 hereof (and is qualified to be the Eligible Lender Trustee under the requirements of Section 4.11 hereof). If no successor Eligible Lender Trustee has been appointed by the date specified or within a period of 60 days from the receipt of the notice by the Depositor, the Eligible Lender Trustee may (a) appoint a temporary successor Eligible Lender Trustee having the qualifications provided in Section 4.11 hereof or (b) request a court of competent jurisdiction to (i) require the Depositor to appoint a successor, as provided in Section 4.11 hereof, within three days of the receipt of citation or notice by the court, or (ii) appoint an Eligible Lender Trustee having the qualifications provided in Section 4.11 hereof. Any expenses incurred by the Eligible Lender Trustee in acting in accordance with the preceding sentence shall be paid or reimbursed to the Eligible Lender Trustee by the Depositor. In no event may the resignation of the Eligible Lender Trustee be effective until a qualified successor Eligible Lender Trustee shall have been selected and appointed. In the event a temporary successor Eligible Lender Trustee is appointed pursuant to clause (a) above, the Depositor may remove such temporary successor Eligible Lender Trustee and appoint a successor thereto pursuant to Section 4.11 hereof.

Section 4.10. Removal of Eligible Lender Trustee. The Eligible Lender Trustee or any successor Eligible Lender Trustee may be removed at any time by the Depositor upon payment to the Eligible Lender Trustee so removed of all money then due to it hereunder and appointment of a successor thereto by the Depositor and acceptance thereof by said successor. In the event an Eligible Lender Trustee (or successor Eligible Lender Trustee) is removed such removal shall not become effective until the Depositor shall have appointed a successor and the successor Eligible Lender Trustee has accepted appointment as such.

Section 4.11. Successor Eligible Lender Trustee.

(a) Any bank, corporation or other entity into which the Eligible Lender Trustee may be merged or converted or with which it may be consolidated, and any bank, corporation or other entity resulting from any merger, conversion or consolidation to which the Eligible Lender Trustee shall be a party, shall be the Eligible Lender Trustee under this Eligible Lender Trust Agreement without any further act, provided the resulting bank, corporation or other entity at all times meets the qualifications set forth herein.

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(b) In case at any time the Eligible Lender Trustee or any successor Eligible Lender Trustee shall resign, be dissolved, or otherwise shall be disqualified to act or be incapable of acting, or in case control of the Eligible Lender Trustee or of any successor Eligible Lender Trustee or of its officers shall be taken over by any public officer or officers, a successor Eligible Lender Trustee may be appointed by the Depositor by an instrument in writing.

(c) Every successor Eligible Lender Trustee shall be a bank or trust company in good standing, organized and doing business under the laws of the United States or of a state therein, which has a reported capital and surplus of not less than $20,000,000, be authorized under the law to exercise corporate trust powers, be subject to supervision or examination by a federal or state agency, and be an Eligible Lender.

(d) Every successor Eligible Lender Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor, and to the Depositor, an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, assignment or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor as Eligible Lender Trustee; but such predecessor shall, nevertheless, on the written request of the Depositor, or of its successor Eligible Lender Trustee, execute and deliver an instrument transferring to such successor Eligible Lender Trustee all the estates, properties, rights, powers and trusts of such predecessor hereunder

Section 4.12. Limitation with Respect to Examination of Reports. Except as expressly provided in this Eligible Lender Trust Agreement, the Eligible Lender Trustee shall be under no duty to examine any report or statement or other document required or permitted to be filed with it by the Depositor.

Section 4.13. Additional Covenants of Eligible Lender Trustee. The Eligible Lender Trustee, by the execution hereof, covenants, represents and agrees that:

(a) this Eligible Lender Trust Agreement and all documents, agreements, understandings and arrangements relating to this Eligible Lender Trust Agreement which are executed by the Eligible Lender Trustee have been executed by the Eligible Lender Trustee solely for the purpose of having the legal title to the Financed Eligible Loans held by an “eligible lender” under the Higher Education Act, and the Depositor hereby agrees that the Eligible Lender Trustee shall be accorded the protection set forth in Section 4.05 hereof for its limited role herein pursuant to the indemnity herein and that the Eligible Lender Trustee (its officers, directors, employees and agents) shall not have any liability thereunder or hereunder except as expressly set forth herein, including, without limitation, liability which may be incurred as a result of actions or inactions of the Depositor or the Servicer of the Financed Eligible Loans, subject to the terms of applicable laws, rules and regulations;

(b) it will comply with the Higher Education Act and the regulations promulgated thereunder and will, upon written notice from the Depositor, the Secretary

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of Education, or the Guarantee Agency, use its reasonable efforts to cause this Eligible Lender Trust Agreement to be amended if the Higher Education Act or regulations promulgated thereunder are hereafter amended so as to be contrary to the terms of this Eligible Lender Trust Agreement;

(c) it will, from and after it shall have either entered into, or succeeded to the rights and interests of any Eligible Lender under any Guarantee Agreement covering Financed Eligible Loans, maintain the same and diligently enforce its rights thereunder, and not consent to or permit any rescission of or consent to any amendment thereto or otherwise take any action under or in connection therewith which in any manner would adversely affect the rights of the Depositor; and

(d) notwithstanding any other provision of this Eligible Lender Trust Agreement or other documents pertaining to the Notes or the Financed Eligible Loans, nothing herein or therein shall be construed to limit the responsibility of the Eligible Lender Trustee to the Secretary of Education or a Guarantee Agency as required under, or to comply with its obligations under, the Higher Education Act and the regulations promulgated thereunder.

Section 4.14. Authority of Eligible Lender Trustee. Notwithstanding anything herein, the Eligible Lender Trustee has any and all power, right and authority, where permitted by law and regulation, to realize on any Guarantee Agreement with respect to any Financed Eligible Loan.

ARTICLE V

MISCELLANEOUS

Section 5.01. Eligible Lender Trust Agreement Binding upon Successors or Assigns of Eligible Lender Trustee and Depositor. All the terms, provisions, conditions, covenants, warranties and agreements contained in this Eligible Lender Trust Agreement shall be binding upon the successors and assigns of the Depositor and the Eligible Lender Trustee, and shall inure to the benefit of the Eligible Lender Trustee and its successor and assigns and the Depositor, its successors or substitutes in trust and assigns.

Section 5.02. Effect of Legal Holidays. Whenever this Eligible Lender Trust Agreement requires any action to be taken on a day which is not a Business Day, such action shall be taken on the next succeeding Business Day with the same force and effect as if taken on such day.

Section 5.03. Partial Invalidity. If any one or more of the covenants or agreements or portion thereof provided in this Eligible Lender Trust Agreement on the part of the Depositor or the Eligible Lender Trustee to be performed should be determined by a court of competent jurisdiction to be contrary to law, then such covenant or covenants, or such agreement or agreements, or such portions thereof, shall be deemed severable from the remaining covenants and agreements provided in this Eligible Lender Trust Agreement and the invalidity thereof shall in no way affect the validity of the other provisions of this Eligible Lender Trust Agreement hereunder and under any applicable provisions of law.

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Section 5.04. Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed or delivered or sent by facsimile, if to the Eligible Lender Trustee, at the corporate trust office of the Eligible Lender Trustee in New York, New York which at the date of this Eligible Lender Trust Agreement is located at 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Worldwide Securities Services/Global Debt – Goal Capital Funding Trust, Student Loan Asset-Backed Notes, Series 2005-2 (facsimile (212) 623-5991), or at such other address as may have been filed in writing by the Eligible Lender Trustee; if to the Depositor, to c/o Goal Financial, LLC, 9477 Waples Street, Suite 100, San Diego, California 92121, Attention: Seamus Garland (facsimile (858) 452-6648), or to the Depositor at such other address as may have been filed in writing by the Depositor. All such notices and communications shall be effective (a) if given by facsimile, when transmitted, (b) if given by mail, when deposited in the mail addressed as aforesaid, and (c) if given by other means, when delivered at the address specified as aforesaid. Any notice required to be given in writing shall be deemed to be in writing if given by telex, facsimile or other method which produces a written record.

Section 5.05. Law and Place of Enforcement of Eligible Lender Trust Agreement; Construction. THIS ELIGIBLE LENDER TRUST AGREEMENT SHALL BE CONSTRUED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW, AND THE RIGHTS, OBLIGATIONS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 5.06. Consent to Jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS ELIGIBLE LENDER TRUST AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF THIS ELIGIBLE LENDER TRUST AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

Section 5.07. Effect of Article and Section Headings and Table of Contents. The heading or titles of the several Articles and Sections hereof, and any table of contents appended hereto, shall be solely for convenience of reference and shall not affect the meaning or construction, interpretation or effect of this Eligible Lender Trust Agreement.

Section 5.08. Amendments. The Depositor and the Eligible Lender Trustee, from time to time, may amend this Eligible Lender Trust Agreement subject to any provisions to the contrary herein.

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IN WITNESS WHEREOF, GOAL CAPITAL FUNDING, LLC has caused this Eligible Lender Trust Agreement to be signed in its name and on its behalf to evidence its acceptance of the trusts hereby created, and JPMORGAN CHASE BANK, N.A. has caused this Eligible Lender Trust Agreement to be signed in its name and on its behalf by one of its officers thereunto duly authorized.

GOAL CAPITAL FUNDING, LLC

By:	GOAL FINANCIAL, LLC, as Manager

	By	/s/ Ken Ruggiero
	Name	Ken Ruggiero
	Title	CFO

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JPMORGAN CHASE BANK, N.A., as Eligible Lender Trustee

By	/s/ Luiza Sinanian
Name	Luiza Sinanian
Title	Trust Officer

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